UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 7, 2009
Vectren Utility Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-16739	Vectren Utility Holdings, Inc. (An Indiana Corporation) One Vectren Square Evansville, Indiana 47708 (812) 491-4000	35-2104850
Former Name or Former Address, If Changed Since Last Report : N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

The following ratio of earnings to fixed charges computation is listed as Exhibit 12 to the Vectren Utility Holdings, Inc. first quarter 10-Q, but was inadvertently omitted from that filing.

(d) Exhibits

Exhibit Number	Description

12.1	Ratio of Earnings to Fixed Charges as of March 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2009
VECTREN UTILITY HOLDINGS, INC.

	By:	/s/ M. Susan Hardwick
M. SSusan Hardwick, Vice President, Controller and Asst. Treasurer